UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2005

WINTRUST FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Illinois	0-21923	36-3873352
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

727 North Bank Lane		60045
Lake Forest, Illinois		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code (847) 615-4096

Not Applicable
(Former name or former address, if changed since last year)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On April 21, 2005, Wintrust Financial Corporation (the “Company”) announced earnings for the first quarter of 2005. A copy of the press release relating to the Company’s earnings results is attached hereto as Exhibit 99.1, and incorporated herein by reference. Certain supplemental information relating to non-GAAP financial measures reported in the attached press release is included on page 9 of Exhibit 99.1.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)
By:	/s/ David L. Stoehr
David L. Stoehr
Executive Vice President and Chief Financial Officer

Date: April 21, 2005

INDEX TO EXHIBITS

Exhibit

99.1	First Quarter 2005 Earnings Release dated April 21, 2005.

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